INCIDENTAL REGISTRATION RIGHTS AGREEMENT

         THIS INCIDENTAL REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of March 1, 2000 (the "Effective Date"), by and among Prime Medical Services, Inc., a Texas corporation (the "Company") and MBC Holding Company, L.L.C., a Texas limited liability company (the "Holder").

         WHEREAS, the Company has issued a Warrant Certificate, dated as of the Effective Date (the "Warrant"), pursuant to which the Company has issued to the Holder, a Warrant to purchase shares of the Company's common stock, $0.01 par value (interchangeably, "Stock" or "Common Stock").

         WHEREAS, in order to induce the Holder to purchase the Common Stock, the parties hereto have agreed to enter into this Agreement pursuant to which the Company has agreed to grant registration rights with respect to the Common Stock.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.       Registration Rights.
         -------------------

1.1 Incidental Registration Rights. If the Company at any time proposes to register any of its Common Stock under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Form S-4 or another form not available for registering the Stock for sale to the public), it will give written notice to the Holder of its intention so to do, which notice shall include a list of the jurisdictions in which the Company intends to attempt to qualify the Stock under the applicable state securities laws. Upon the written request of the Holder, given within 10 days after receipt of any such notice, to register any of its or their Stock (including Stock which the holder has the right to acquire upon the exercise of the Warrant), the Company will, subject to the limitations and conditions contained herein, use its best efforts to cause the Stock as to which registration shall have been so requested (which shall also be referred to as the "Covered Shares") to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the Holder; provided, however, that:

(a) The Holder shall have the right to request inclusion of its Stock (and have such Stock included) in two registration statements that are declared effective by the Commission;

(b) If, at any time after giving such written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to the Holder, if a request as hereinabove provided has been made, and thereupon the Company shall be relieved of its obligation to register any Common Stock in connection with such registration; and

(c) If such registration involves an underwritten offering, the Holder, if the Holder has requested to be included in the Company's registration, must sell its Common Stock to the underwriters selected by the Company on the same terms and conditions as apply to the Company (except as otherwise set forth herein).

         The number of Covered Shares to be included in such an offering may be reduced if and to the extent that the managing underwriter, if any, shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein. Notwithstanding anything to the contrary contained in this Section 1.1, in the event that there is an underwritten public offering of securities of the Company pursuant to a registration covering Stock and the Holder does not elect to sell its Stock to the underwriters of the Company's securities in connection with such offering, the Holder shall refrain from selling such Stock during the period of distribution of the Company's securities by such underwriters, the period in which the underwriting syndicate participates in the after market and during any lock-up period requested by such underwriters; provided, however, that the Holder shall, in any event, be entitled to sell its Stock commencing on the 180th day after the effective date of such registration statement.

     1.2 Registration Procedures. If and whenever the Company is required by the provisions of Section 1 hereof to effect the registration of any of the Covered Shares under the Securities Act, the Company will, as expeditiously as possible:

(a) prepare and file with the Commission a registration statement (which, in the case of an underwritten public offering pursuant to Section 1.1 hereof, shall be on Form S-1, SB-2 or other form of general applicability satisfactory to the managing underwriter) with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

(b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus in connection therewith as may be necessary to keep such registration statement effective for the period of distribution and as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Common Stock covered by such registration statement in accordance with the sellers intended method of disposition set forth in such registration statement for such period;

(c) furnish to the Holder, as applicable, and each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as they may reasonably request in order to facilitate the public sale or other disposition of the Covered Shares covered by such registration statement;

(d) use its best efforts to register or qualify the Covered Shares covered by such registration statement under the securities or blue sky laws of such jurisdictions as the Holder or, in the case of an underwritten public offering, the managing underwriter, shall reasonably request (provided that the Company will not be required to (1) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (2) subject itself to taxation in any such jurisdiction or (3) consent to general service of process in any such jurisdiction);

(e) promptly notify the Holder under such registration statement and each underwriter, at any time when a prospectus relating thereto is required to be delivered under the Securities Act when it becomes aware of the happening of any event as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements contained therein not misleading in light of the circumstances then existing;

(f) use its best efforts (if the offering is underwritten) to furnish, at the request of the Holder on the date that the Covered Shares are delivered to the underwriters for sale pursuant to such registration: (1) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and in customary form and covering such matters as are customarily covered by opinions of counsel in similar registrations and as may be required in the underwriting agreement relating thereto, as may reasonably be requested by the underwriters or by the Holder, as applicable; and (2) a comfort letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters, in customary form and covering such matters as are customarily covered by such comfort letters in similar registrations and as may be required in the underwriting agreement relating thereto, as such underwriters or the Holder, as applicable, may reasonably request; and

(g) make available for inspection by the Holder, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant, or other agent retained by the Holder, or underwriter, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company's officers, directors, and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent in connection with such registration statement.

         For  purposes  of  paragraphs  (i)  and  (ii)  above,   the  period  of
distribution of Covered Shares in an underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Covered Shares in any other registration shall be deemed to extend until the earlier of the sale of all Covered Shares or 180 days after the effective date thereof.

         In connection with each registration hereunder, the Holder will furnish to the Company in writing such information with respect to itself and the proposed distribution by it as shall be requested by the Company in order to assure compliance with federal and applicable state securities laws.

         In connection with each registration covering an underwritten public offering, the Company agrees to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between major underwriters and companies of the Company's size and investment stature; provided that such agreement shall not contain any such provision applicable to the Company that is inconsistent with the provisions hereof and, further, provided that the time and place of the closing under such agreement shall be as mutually agreed upon between the Company and such managing underwriter.

         The Company will not be obligated to include any shares of Stock owned by the Holder upon the Holder's request that a proposed registration include such Stock if the Company delivers to the Holder the opinion of the Company's counsel to the effect that the requested registration is not required to permit the proposed disposition or any resale of such Stock without restrictions on transfer under the Securities Act, which opinion may be furnished to and relied upon by any broker through which the Holder intends to sell shares of Stock.

1.3 Conditions to Obligation to Register Shares. The Company's obligations under this Section 1 shall be subject to the following limitations and conditions:

(a) Information. The Company shall have received from the Holder all such information as the Company may reasonably request from the Holder concerning itself and its methods of distribution of the shares of Stock to enable the Company to include in the registration statement all material facts required to be disclosed therein.

(b) Notice Requirements. Any request by the Holder pursuant to this Agreement for registration of the offering, sale and delivery of shares of Stock shall provide that the Holder (i) has a present intention to sell such shares; (ii) agrees to execute all consents, powers of attorneys and other documents required in order to cause such registration statement to become effective; (iii) agrees, if the offering is at the market, to give the Company written notice of the first bona fide offering of such shares and to use the prospectus forming a part of such registration statement only for a period of 90 days after the effective date of the registration statement unless the offering is pursuant to a continuous registration pursuant to Rule 415 promulgated under the Securities Act; (iv) subject to adverse events regarding the selling price of the shares, agrees to utilize the proposed method of distribution of the shares; and (v) agrees to promptly notify the Company and each underwriter, if any, with regard to any registration statement, at any time when it becomes aware of the happening of any event as a result of which any prospectus contained in such registration statement that has been provided to the Holder includes an untrue statement of a material fact regarding the Holder or omits to state a material fact regarding the Holder required to be stated therein or necessary to make the statements contained therein regarding the Holder not misleading in light of the circumstances then existing.

1.4 Distribution Arrangements. The Holder agrees that, in disposing of the shares of Stock owned by it in the registered public offering, it will comply with Rules 10b-2, 10b-6 and 10b-7 and any other applicable rules promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "1934 Act").

1.5 Expenses. All expenses incurred by the Company in complying with a registration covering Stock, including, without limitation, all registration, qualification, and filing fees, blue sky fees and expenses, printing expenses, fees and disbursements of legal counsel and independent public accountants for the Company, the reasonable fees and expenses of one law firm serving as legal counsel for the Holder, fees of the National Association of Securities Dealers, Inc., transfer taxes, escrow fees, fees of transfer agents and registrars, and costs of insurance, but excluding any Selling Expenses, are herein called "Registration Expenses." All underwriting discounts, and selling commissions applicable to the sale of Covered Shares are herein called "Selling Expenses."

         The Company shall pay all Registration Expenses in connection with any registration statement filed pursuant to this Section 1. All Selling Expenses in connection with any registration statement filed pursuant to this Section 1 shall be borne by the Holder, or by such persons other than the Company (except to the extent the Company shall be a seller), as they may agree.

1.6      Miscellaneous.
         -------------

                  1.6.1 Registration Rights are Exclusive. The Holder understands that it has certain registration rights pursuant to this Agreement with respect to its shares of Stock, but other than as specifically set forth in this Agreement, the Company has not covenanted and is not obligated to finish a registration statement under the Securities Act covering any shares of Stock, to file a notification under Regulation A promulgated under the Securities Act with respect to shares of Stock, or to take any other action that would make available an exemption from registration.

                  1.6.2 No Requirement. In no event shall the Company be required to amend any registration statement filed pursuant to this Agreement after it has become effective or to amend or supplement any prospectus to permit the continued disposition of shares of Common Stock registered under any registration statement in either case beyond the period initially contemplated therein.

1.7 Indemnification. In the event of a registration of any of the Covered Shares under the Securities Act, the Company shall indemnify and hold harmless the Holder thereunder, and each underwriter and each associate, if any, of the Holder, as applicable, or underwriter, against any losses, claims, damages, or liabilities, joint or several, to which the Holder, or underwriter or associate thereof may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Covered Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction by the Company in connection with any such registration, and shall reimburse the Holder, each underwriter and/or associate thereof for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in conformity with information furnished by the Holder, each underwriter and/or associate thereof in writing specifically for use in such registration statement or prospectus.

         In the event of a registration of any of the Covered Shares under the Securities Act, the Holder will indemnify and hold harmless the Company and its affiliates, if any, and each underwriter and each associate of any underwriter against all losses, claims, damages or liabilities, joint or several, to which the Company or such underwriter or associate may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Covered Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, each underwriter and/or associate thereof for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Holder will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to the Holder as such, furnished in writing to the Company by the Holder specifically for use in such registration statement or prospectus; and provided further, however, that the liability of each of the Holder hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense that is equal to the proportion that the public offering price of shares sold by the Holder under such registration statement bears to the total public offering price of all securities sold thereunder, but not to exceed the proceeds received by the Holder, from the sale of Common Stock covered by such registration statement.

         Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability it may have to any indemnified party other than under this Section 1.7. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 1.7 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so elected; provided, however that, if the defendants in any such action include both the indemnified party and the indemnifying party and if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select separate counsel and to assume its defense and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. The indemnifying party will not be subject to any settlement made without its consent, which consent shall not be unreasonably withheld. The indemnifying party will pay to the indemnified party all sums due hereunder within 10 days of a final non-appealable judgment or pursuant to the terms of a settlement agreement.

1.8 Limitation on Subsequent Registration Rights. From and after the date of this Agreement, without the prior written consent of Holder, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company (nor shall the Company, in the absence of any such prior agreement, permit any such holder or prospective holder) to include such securities in any registration contemplated by this Agreement other than "piggyback" registration rights with terms which are less favorable than those granted in this Agreement.

                            [Signature page follows]

                                 SIGNATURE PAGE

                                       TO

                    INCIDENTAL REGISTRATION RIGHTS AGREEMENT

         IN WITNESS WHEREOF, the Company and the Holder have caused this Agreement to be signed and delivered by its duly authorized officer or representative as of the Effective Date.

                                               PRIME MEDICAL SERVICES, INC.

                                            By:  _____________________________
                                            Printed Name: _____________________
                                            Title:  ____________________________



                                                MBC HOLDING COMPANY, L.L.C.

                                            By:  _____________________________
                                            Printed Name: _____________________
                                            Title:  ____________________________